Exhibit 99.6
                                                                    ------------

                            DIXON TICONDEROGA COMPANY

                              RIGHTS PLAN AMENDMENT

                          DATED AS OF DECEMBER 16, 2004

                                       TO

                                RIGHTS AGREEMENT

                            DATED AS OF MARCH 3, 1995

                        --------------------------------


          This RIGHTS PLAN AMENDMENT, dated as of December 16, 2004 (the "Rights Plan Amendment"), to the Rights Agreement, dated as of March 3, 1995 (the "Rights Agreement"), by and between Dixon Ticonderoga Company, a Delaware corporation (the "Company"), and Registrar and Transfer Company, a New Jersey corporation, as Rights Agent (the "Rights Agent").

                                    RECITALS

               The Company and the Rights Agent have heretofore executed and entered into the Rights Agreement;

          The Company, Fila - Fabbrica Italiana Lapis Ed Affini S.p.A., an Italian corporation ("Parent"), and Pencil Acquisition Corp, a newly formed Delaware corporation and wholly-owned subsidiary of Parent ("Merger Sub"), are entering into an Agreement and Plan of Merger, dated as of December 16, 2004 (as amended or supplemented from time to time, the "Merger Agreement") pursuant to which (i) Merger Sub will commence a cash tender offer (the "Offer") to acquire all of the issued and outstanding shares of common stock, par value $1.00 per share, of the Company (the "Common Stock") for $7.00 per share in cash and (ii) Merger Sub will be merged with and into the Company following consummation of the Offer (the "Merger");

          Simultaneously with the execution of the Merger Agreement, Merger Sub and certain of the Company's stockholders will enter into a stock purchase agreement dated as of December 16, 2004 (the "Stock Purchase Agreement") pursuant to which, among other things, Merger Sub will purchase the Common Stock owned by such stockholders and such stockholders will grant proxies to Merger Sub and agree to vote in favor of the Merger and the Merger Agreement (the
Offer, the Merger, the purchase of stock pursuant to the Stock Purchase Agreement, and the other transactions contemplated by the Merger Agreement and the Stock Purchase Agreement being referred to herein collectively as the "Transactions");

          Pursuant to Section 26 of the Rights Agreement, the Company, by action of its Board of Directors or any duly authorized committee thereof, may supplement and amend the Rights Agreement; and

          Pursuant to resolutions adopted on December 15, 2004, the Board of Directors of the Company has determined that an amendment to the Rights Agreement as set forth herein is necessary and desirable in connection with the foregoing and desires to evidence such Rights Plan Amendment in writing.

          NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and agreements set forth herein and in the Rights Agreement, the parties hereto agree as follows:

     1.   Amendment of Paragraph 1.

          (a) Paragraph 1 of the Rights Agreement is amended to read in its entirety as follows:

          RIGHTS AGREEMENT, dated as of March 3, 1995, by and between Dixon Ticonderoga Company, a Delaware corporation (the "Company"), and Registrar and Transfer Company, a New Jersey corporation (the "Rights Agent"), as amended as of December 16, 2004, and as may be amended hereafter from time to time (the "Agreement").

     2. Amendment of Section 1.

            (a) The definition of "Acquiring Person" in Section 1(a) of the Rights Agreement is amended by adding the following paragraph at the end thereof:

          Notwithstanding anything in this Agreement to the contrary, none of Parent, Merger Sub, or any of their Affiliates or Associates shall be deemed to be an Acquiring Person solely by virtue of (i) the approval, execution or delivery of the Stock Purchase Agreement and/or the Merger Agreement, (ii) the commencement or consummation of the Offer and/or the Merger in accordance with the provisions of the Merger Agreement, (iii) stockholder approval of the Merger Agreement, (iv) any actions taken or effected pursuant to the Stock Purchase Agreement or the Merger Agreement in accordance with the provisions thereof, or (v) the commencement or consummation of any other Transaction; provided, however, that if the Stock Purchase Agreement is hereafter amended without prior approval of the Board of Directors of the Company, then this paragraph of this Section 1(a) shall no longer be applicable or of any further force and effect.

            (b) Section 1 of the Rights Agreement is amended by adding the following definitions in the appropriate locations therein:

          "Merger" shall mean the merger of Merger Sub with and into the Company pursuant to the terms of the Merger Agreement.

          "Merger Agreement" shall mean the Agreement and Plan of Merger, dated as of December 16, 2004, by and among the Company, Parent and Merger Sub, as it may be amended, supplemented or replaced from time to time.

          "Offer" shall mean the cash tender offer commenced by Merger Sub to acquire all of the issued and outstanding shares of Common Stock of the Company for $7.00 per share in cash pursuant to and in accordance with the terms of the Merger Agreement, and for all purposes of this Agreement, references to the commencement or consummation of the Offer shall include the date the Offer is first published or sent or given within the meaning of Rule 14d-2(a) of the General Rules and Regulations under the Exchange Act.

          "Parent" shall mean Fila - Fabbrica Italiana Lapis Ed Affini S.p.A., an Italian corporation.

          "Merger Sub" shall mean Pencil Acquisition Corp, a newly formed Delaware corporation and wholly-owned subsidiary of Parent.

          "Stock Purchase Agreement" shall mean the Stock Purchase Agreement dated as of December 16, 2004, by and among Merger Sub and each of the stockholders of the Company that are party thereto, entered into and delivered in connection with the Merger Agreement.

          "Transactions" shall mean the Offer, the Merger, the purchase of stock pursuant to the Stock Purchase Agreement, and the other transactions contemplated by the Merger Agreement and the Stock Purchase Agreement (including, without limitation, the grant or delivery of any irrevocable proxy or the voting of any shares of Common Stock, in each case in accordance with the provisions of the Stock Purchase Agreement).

            (c) The definition of "Beneficial Owner" in Section 1(d) of the Rights Agreement is amended by adding the following paragraph at the end thereof:

          Notwithstanding anything in this definition of Beneficial Owner to the contrary, none of Parent, Merger Sub, or any of their Affiliates or Associates shall be deemed the Beneficial Owner of, or to beneficially own or to have beneficial ownership of the shares of Common Stock subject to the Offer, the Stock Purchase Agreement, or the Merger Agreement solely by reason of (i) the approval, execution or delivery of the Stock Purchase Agreement and/or the Merger Agreement, (ii) the commencement or consummation of the Offer and/or the Merger in accordance with the provisions of the Merger Agreement, (iii) stockholder approval of the Merger Agreement, or (iv) the commencement or consummation of any other Transaction; provided, however, that if the Stock Purchase Agreement is hereafter amended without prior approval of the Board of Directors of the Company, then this paragraph of this Section 1(d) shall no longer be applicable or of any further force and effect.

            (d) The definition of "Stock Acquisition Date" in Section 1(p) of the Rights Agreement is amended by adding the following sentence at the end thereof:

     Notwithstanding anything in this Agreement to the contrary, a Stock Acquisition Date shall not be deemed to have occurred solely as the result of (i) the approval, execution or delivery or public announcement of the approval, execution or delivery of the Stock Purchase Agreement and/or the Merger Agreement, (ii) the commencement or consummation of the Offer and/or the Merger in accordance with the provisions of the Merger Agreement or any public announcement relating thereto, or (iii) the commencement or consummation of any other Transaction or any public announcement relating thereto.

     3. Amendment of Section 3(a). Section 3(a) of the Rights Agreement is amended to read in its entirety as follows:

          (a) Until the earlier of (i) the close of business on the tenth day after the Stock Acquisition Date (or if the tenth day after the Stock Acquisition Date occurs before the Record Date, the close of business on the Record Date), or (ii) the close of business on the tenth business day (or such later date as the Board shall determine) after the date that a tender or exchange offer by any Person (other than the Company, any Subsidiary of the Company, any employee benefit plan of the Company or of any Subsidiary of the Company, or any Person or entity organized, appointed or established by the Company for or pursuant to the terms of any such plan) is first published or sent or given within the meaning of Rule 14d-2(a) of the General Rules and Regulations under the Exchange Act, if upon consummation thereof, such Person would be the Beneficial Owner of 30% or more of the shares of Common Stock then outstanding (the earlier of (i) and (ii) being herein referred to as the "Distribution Date"):

          (x) the Rights will be evidenced (subject to the provisions of subsection (b) of this Section 3) by the certificates for the Common Stock registered in the names of the holders of the Common Stock (which certificates for Common Stock shall be deemed also to be certificates for Rights) and not by separate certificates, and

          (y) the Rights will be transferable only in connection with the transfer of the underlying shares of Common Stock (including a transfer to the Company).

     Notwithstanding anything in this Agreement to the contrary, a Distribution Date shall not be deemed to have occurred solely as the result of (i) the approval, execution or delivery of or public announcement of the approval, execution or delivery of the Stock Purchase Agreement and/or the Merger Agreement, (ii) the commencement or consummation of the Offer and/or the Merger in accordance with the provisions of the Merger Agreement or any public announcement relating thereto, or (iii) the commencement or consummation of any other Transaction or any public announcement relating thereto. As soon as practicable after the Distribution Date, the Rights Agent will send by first-class, insured, postage prepaid mail, to each record holder of the Common Stock as of the close of business on the Distribution Date, at the address of such holder shown on the records of the Company, one or more right certificates (the "Rights Certificates"), evidencing one Right for each share of Common Stock so held, subject to adjustment as provided herein. In the event that an adjustment in the number of Rights per share of Common Stock has been made pursuant to
     Section 11(p) hereof, at the time of distribution of the Rights Certificates, the Company shall make the necessary and appropriate rounding adjustments (in accordance with Section 14(a) hereof) so that Rights Certificates representing only whole numbers of Rights are distributed and cash is paid in lieu of any fractional Rights. As of and after the Distribution Date, the Rights will be evidenced solely by such Rights Certificates.

     4. Amendment of Section 7(a). Section 7(a) of the Rights Agreement is amended to read in its entirety as follows:

          (a) Unless otherwise provided herein, including, without limitation, the restrictions on exercisability set forth in Section 23(a), the Rights shall not be exercisable until, and shall become exercisable on, the Distribution Date. Subject to Section 7(e) hereof, the registered holder of any Rights Certificate may exercise the Rights evidenced thereby (except as otherwise provided herein including, without limitation, the restrictions on exercisability set forth in Section 9(c), Section 11(a)(iii) and Section 23(a) hereof) in whole or in part at any time after the Distribution Date upon surrender of the Rights Certificate, with the form of election to purchase and the certificate on the reverse side thereof duly executed (with signatures duly guaranteed), to the Rights Agent at the principal office or offices of the Rights Agent designated for such purpose, together with payment of the aggregate Purchase Price with respect to the total number of one one-thousandths of a share (or other securities, cash or other assets, as the case may be) as to which such surrendered Rights are then exercisable, at or prior to the earlier of (i) the close of business on March 31, 2005 (the "Final Expiration Date"), or (ii) immediately prior to the time at which the consummation of the Merger occurs, or (iii) the time at which the Rights are redeemed as provided in Section 23 hereof (the earlier of (i), (ii) and (iii) being herein referred to as the "Expiration Date").

     5. Amendment of Section 11(a)(ii). Section 11(a)(ii) of the Rights Agreement is amended by adding the following sentence at the end thereof:

     Notwithstanding anything in this Agreement to the contrary, none of (i) the execution, delivery or approval of the Stock Purchase Agreement and/or the Merger Agreement, (ii) the commencement or consummation of the Offer and/or the Merger in accordance with the provisions of the Merger Agreement, or
     (iii) the commencement or consummation of any other Transaction shall cause the Rights to be adjusted or become exercisable in accordance with this
     Section 11(a)(ii).

     6. Amendment of Section 13(d). Section 13(d) of the Rights Agreement is amended to read in its entirety as follows:

     Notwithstanding anything in this Agreement to the contrary:

          (i) Section 13 shall not be applicable to a transaction described in subparagraphs (x) and (y) of Section 13(a) if (A) such transaction is consummated with a Person or Persons who acquired shares of Common Stock pursuant to a tender offer or exchange offer for all outstanding shares of Common Stock which complies with the provisions of Section 11(a)(ii)(B) hereof (or a wholly owned Subsidiary of any such Person or Persons), (B) the price per share of Common Stock offered in such transaction is not less than the price per share of Common Stock paid to all holders of shares of Common Stock whose shares were purchased pursuant to such tender offer or exchange offer, and (C) the form of consideration being offered to the remaining holders of shares of Common Stock pursuant to such transaction is the same as the form of consideration paid pursuant to such tender offer or exchange offer; and

          (ii) none of (A) the execution, delivery or approval of the Stock Purchase Agreement and/or the Merger Agreement, (B) the commencement or consummation of the Offer and/or the Merger in accordance with the provisions of the Merger Agreement, or (C) the commencement or consummation of any other Transaction shall be deemed an event of the type described in clauses (x), (y) or (z) of Section 13(a) and shall not cause the Rights to be adjusted or exercisable in accordance with the terms of this Agreement.

     Upon consummation of any transaction contemplated by subsection (i) of this
     Section 13(d), all Rights hereunder shall expire.

     7. Amendment of Section 29. Section 29 of the Rights Agreement is amended to read in its entirety as follows:

     Benefits of this Agreement. Nothing in this Agreement shall be construed to give to any Person other than the Company, the Rights Agent and the registered holders of the Rights Certificates (and, prior to the Distribution Date, registered holders of the Common Stock) any legal or equitable right, remedy or claim under this Agreement; but this Agreement shall be for the sole and exclusive benefit of the Company, the Rights Agent and the registered holders of the Rights Certificates (and, prior to the Distribution Date, registered holders of the Common Stock); provided, however, that nothing in this Agreement shall be construed to give any holder of Rights or any other Person any legal or equitable rights, remedies or claims under this Agreement solely by virtue of the execution, delivery or approval of the Stock Purchase Agreement and/or the Merger Agreement or by virtue of the commencement or consummation of any Transaction.

     8. Effectiveness. This Rights Plan Amendment shall be deemed effective as of the date first written above, as if executed on such date. Except as amended hereby, the Rights Agreement shall remain in full force and effect and shall be otherwise unaffected hereby.

     9. Governing Law. This Agreement, each Right and each Rights Certificate issued hereunder shall be deemed a contract made under the laws of the State of Delaware and for all purposes shall be governed by and construed in accordance with the laws of such State applicable to contracts made and to be performed entirely within such state; provided, however, that the rights, duties, obligations and immunities of the Rights Agent shall be governed by and construed in accordance with the laws of the State of North Carolina applicable to contracts made and to be performed entirely within such State.

     10. Counterparts. This Rights Plan Amendment may be executed in any number of counterparts, each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute one and the same instrument.

     11. Severability. If any term, provision, covenant or restriction of this Rights Plan Amendment is held by a court of competent jurisdiction or other authority to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Rights Plan Amendment shall remain in full force and effect and shall in no way be affected, impaired or invalidated; provided, however, that notwithstanding anything in this Agreement to the contrary, if any such term, provision, covenant or restriction is held by such court or authority to be invalid, void or unenforceable and the Board of Directors of the Company determines in its good faith judgment that severing the invalid language from this Rights Plan Amendment would adversely affect the purpose or effect of this Rights Plan Amendment, the right of redemption set forth in Section 23 of the Rights Agreement shall be reinstated and shall not expire until the close of business on the tenth day following the date of such determination by the Board of Directors.

                        [Remainder of page intentionally left blank]

            IN WITNESS WHEREOF, the undersigned have caused this Rights Plan Amendment to be duly executed, all as of the date first above written.


                                    DIXON TICONDEROGA COMPANY


                                    By /s/ Richard A. Asta
                                       -------------------
                                         Name:  Richard A. Asta
                                         Title: EVP of Finance and CFO


                                    REGISTRAR AND TRANSFER COMPANY,
                                    as Rights Agent


                                    By /s/ William P. Tatler
                                       ---------------------
                                        Name:  William P. Tatler
                                        Title: Vice President

                            DIXON TICONDEROGA COMPANY
                              Officer's Certificate


               This Officer's Certificate is being delivered pursuant to Section 26 of the Rights Agreement, dated as of March 3, 1995 (the "Rights Agreement"), by and between Dixon Ticonderoga Company, a Delaware corporation (the "Company"), and Registrar and Transfer Company, a New Jersey corporation, as Rights Agent (the "Rights Agent"). Capitalized terms used herein and not otherwise defined are used as defined in the Rights Agreement. The undersigned hereby certifies that he is the duly elected, qualified, and acting [Title] of the Company, and that as such he is duly authorized to certify, and DOES HEREBY CERTIFY, as follows:

               1. Attached hereto as Exhibit A is a proposed amendment to the Rights Agreement (the "Rights Plan Amendment"), which has been approved by the Board of Directors of the Company and is in compliance with the terms of Section 26 of the Rights Agreement.

               2. In accordance with Section 26 of the Rights Agreement, the Rights Agent is hereby directed to execute the Rights Plan Amendment and deliver it to the Company.


               IN WITNESS WHEREOF, the undersigned has executed this Officer's Certificate as of the 16th day of December, 2004.




                                               By /s/ Richard A. Asta
                                                  -------------------
                                               Name: Richard A. Asta
                                               Title: EVP of Finance and CFO